Semiannual Report

                SUMMIT MUNICIPAL FUNDS

                --------------
                APRIL 30, 2001
                --------------



[LOGO OF T. ROWE PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Summit Municipal Funds

 .    Tax-free bonds posted solid gains amid slower economic growth, falling interest rates, and four rate cuts by the Federal Reserve in the six months ended April 30, 2001. Money market yields fell sharply.

 .    Each Summit fund outpaced its Lipper peer group average, aided by our investment strategy and below-average expenses.

 .    The Summit Municipal Money Market Fund benefited from a longer weighted average maturity.

 .    Returns for the Intermediate and Income Funds were helped by yield curve positioning and improvement in lower-quality credits.

 .    We believe investors will continue considering municipal securities to balance their stock exposure and to benefit from attractive tax-free income.





UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Slowing economic growth and falling interest rates created a very favorable environment for municipal bonds in the six-month period ended April 30. Uncertain equity markets and aggressive rate cuts from the Federal Reserve helped push money market and short- to intermediate-term bond yields sharply lower. Thanks to our strategy and below-average expenses, each of the Summit municipal funds outperformed its Lipper peer group average.


MARKET ENVIRONMENT

     Just one year ago, the Federal Reserve was putting the finishing touches on monetary policy tightening efforts designed to rein in an overheated economy. High short-term interest rates coupled with rising energy prices and a significant stock market correction dramatically changed the face of the economy by the end of 2000. Businesses cut spending, consumption fell from record levels, and factories curbed production to stem a build-up in inventories. In an effort to prevent the economy from slowing too much, the Fed initiated a "rapid and forceful" easing of monetary conditions in early January. Through the end of April, the Fed lowered short-term rates 200 basis points, or two percentage points. While the overall economy grew at a 2.0% rate in the first quarter of 2001, unemployment is rising, consumer confidence is slumping, and capital spending is on the decline.


------------------------------
MUNICIPAL BOND AND NOTE YIELDS
--------------------------------------------------------------------------------

                                    [GRAPH]

               30-Year AAA          5-Year AAA       1-Year Moody's Investment
           General Obligation   General Obligation          Grade 1 Note

4/30/00           5.80                 4.96                     4.35
                  5.95                 5.04                     4.70
                  5.72                 4.74                     4.35
 Jul-00           5.60                 4.58                     4.30
                  5.49                 4.43                     4.30
                  5.61                 4.53                     4.35
 Oct-00           5.52                 4.48                     4.40
                  5.43                 4.46                     4.40
                  5.16                 4.15                     4.00
  1-Jan           5.14                 3.84                     3.40
                  5.13                 3.86                     3.30
                  5.13                 3.73                     3.05
4/30/01           5.32                 3.94                     3.05


     The weak economic environment and the Fed's vigorous response led to a significant decline in money market yields. Other fixed-income securities performed well, especially short-term bonds, as falling interest rates led to rising bond prices. As shown in the graph, one-year municipal yields fell 135 basis points in the last six months versus a decline of 20 basis points for long-term yields. As a consequence, the yield curve steepened, and short- and intermediate-term bonds outperformed long-term bonds in the first four months of 2001. Demand for municipal bonds has been strong because of seasonal factors (e.g., coupon reinvestment in January) and because investors have been shifting assets from equities to fixed-income securities. Cash flows into municipal bond funds turned positive in early 2001 after being negative for several months.

     After lagging in 2000, higher-yielding, lower-quality municipal bonds outperformed investment-grade municipals over the past four months. Credit quality spreads (the yield differences between lower- and higher-quality bonds) have narrowed throughout 2001, and corporate-issued industrial development bonds--an especially bright sector in the high-yield market-- have largely tracked the strong performance of the taxable corporate bond market.


SUMMIT MUNICIPAL MONEY MARKET FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/01                     6 Months     12 Months
--------------------------------------------------------------------------------
Summit Municipal
Money Market Fund                           1.73%        3.75%

Lipper Tax-Exempt Money
Market Funds Average                        1.58         3.46

     Your fund returned 1.73% in the last six months and 3.75% for the 12-month period ended April 30, 2001, as shown in the table. The fund outperformed its benchmark, the Lipper Tax-Exempt Money Market Funds Average, in both periods because of its relatively long weighted average maturity and below-average expenses. The fund's six-month dividend per share fell slightly, and its seven-day compound yield eased from 4.02% on October 31 to 3.80% at the end of April. For investors in the 36% federal tax bracket, this is equivalent to a pretax yield of 5.94%.

     The Federal Reserve's abrupt shift toward an easier monetary policy at the beginning of 2001 led to a significant decline in money market yields. Rates were further depressed by surging demand for money market securities and low seasonal supply. At the end of October, yields on municipal securities maturing in one year were as high as 4.40%. By the end of April, they had fallen to 3.05%. Similarly, average yields on seven-day variable rate securities dropped 70 basis points over the same period.

     Against the backdrop of falling interest rates and limited supply, we extended the portfolio's weighted average maturity substantially to lock in higher interest rates on longer-term money market securities. At the end of April, the fund's average maturity was 62 days compared with 40 days on October 31. Continued weak economic data suggest that the Fed will authorize additional rate cuts, so we expect to maintain a longer maturity posture in the coming months.


SUMMIT MUNICIPAL INTERMEDIATE FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/01                     6 Months     12 Months

Summit Municipal
Intermediate Fund                           4.00%        8.93%

Lipper Intermediate Municipal
Debt Funds Average                          3.77         8.39

     Your fund posted strong returns of 4.00% and 8.93%, respectively, for the 6- and 12-month periods ended April 30, 2001. Fund performance was better than that of its Lipper benchmark in both periods, as shown in the table, because of our successful strategy in a falling interest rate environment and below-average expenses.

     Both dividend income and rising bond prices made important contributions to fund performance in both periods. Six-month results reflected income of $0.24 and net asset value (NAV) appreciation of $0.17. For the one-year period, the fund earned income of $0.48, and its NAV rose $0.40. The fund's 30-day dividend yield at the end of April was 4.58%; for investors in the 36% federal tax bracket, this was equivalent to a pretax yield of about 7.16%.

     The fund's duration at the end of October was 5.2 years; our strategy at that time was to keep duration relatively long in anticipation of falling interest rates. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations. A fund with a five-year duration would rise about 5% in price in response to a one-percentage-point fall in interest rates, and vice versa.) As the economy and stock market weakened late last year, we extended the duration to benefit from rising intermediate- and long-term bond prices. Yields continued falling in 2001, and in February, they approached levels reached only once in the last decade.

     Given the Fed's two rate cuts in January and the high probability of additional reductions, we believed that short-term yields would fall more than longer-term yields and that, as a result, short-term bonds were likely to outperform. In that scenario, positioning on the yield curve means more to performance than overall sensitivity to interest rates. Therefore, we sold some of our longer-term holdings with rich valuations and shifted assets to shorter-term securities. As a result, the fund ended the period in a defensive position with a duration of 4.7 years.

     Our exposure to lower-quality debt, which outperformed higher-quality issues in recent months after lagging for most of 2000, also helped us outperform our Lipper peer group average in the six-month period. However, the fund's exposure was minimal, so the portfolio's overall credit quality remained steady at AA-. Regarding our sector diversification, we decreased exposure to solid waste revenue bonds in favor of local- and state-issued general obligations. Other sector allocations were little changed.


SUMMIT MUNICIPAL INCOME FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 4/30/01                     6 Months     12 Months
--------------------------------------------------------------------------------
Summit Municipal Income Fund                4.46%       10.18%

Lipper General Municipal
Debt Funds Average                          3.77         9.13

     Your fund once again delivered strong results, handily surpassing its Lipper category average for both the 6- and 12-month periods, as shown in the table. Returns reflected appreciation as well as dividend income, the result of our emphasis on longer-term and higher-yielding securities in a falling interest rate environment.

     In the last six months, the fund earned income of $0.26 per share and its net asset value (NAV) rose from $10.13 at the end of October to $10.32 on April 30. For the one-year period, the fund earned income of $0.52 while its NAV rose $0.46. The fund's 30-day dividend yield at the end of April was 5.06%; for investors in the 36% federal tax bracket, this was equivalent to a pretax yield of about 7.91%.

     The fund was positioned aggressively early in the period as yields fell and bond prices rose. As we neared the end of the period, we trimmed some of our long-term holdings, which shortened the fund's weighted average maturity from 16.4 years to 15.5 years. The fund's duration also declined from 8.1 to 7.5 years, which slightly reduced the portfolio's sensitivity to interest rate fluctuations. (See Summit Intermediate for an explanation of duration.) Large new municipal bond issuance allowed us to be opportunistic and take advantage of market offerings to produce enhanced returns.

-----------------------
QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

Summit Municipal Income Fund

[GRAPH]

B and Below   3%
BB            6%
BBB          16%
A            17%
AAA           7%
AA           51%

Based on net assets as of 4/30/01.


     The fund's overall credit quality remained at A+. However, we made a few changes to our sector weightings. We increased exposure to hospital revenue bonds because we believe the sector might have finally bottomed. For the first four months of 2001, investment-grade hospital bonds as well as high-yield credits outperformed the general municipal market. Our above-average weightings in these categories enhanced the fund's performance, and we believe these sectors continue to offer relative value.

     We also increased our allocations to state-issued general obligations and educational revenue bonds. The substantial increase in supply thus far this year, particularly in these two sectors, created opportunities for us to purchase bonds at attractive prices. One area in which we trimmed our holdings was the housing finance revenue sector. These bonds tend to be defensive investments due to their structure and usually lag when the municipal market rallies. For the near term, we will maintain a neutral posture, as the Fed's easing of monetary policy may have run most of its course.


OUTLOOK

     The Federal Reserve is fully committed to reducing short-term rates as much as necessary to avoid a recession and eventually bring the economy back to a higher rate of growth. The Federal Reserve's actions this year--including a fifth rate cut on May 15--have chiefly benefited short- and intermediate-term bonds while crimping returns for money market investors. In contrast, long-term rates rose in April as investors looked beyond the current environment toward potentially higher growth rates and the impact of a tax cut later this year. At the same time, new municipal bond issuance through April is almost 40% greater than in the first four months of 2000. The market is also looking ahead to a record bond issue in California designed to mitigate the state's energy crisis. All of these contributing factors have created some value in long-term bonds as we approach June and July, when seasonal demand increases. In addition, we expect that investors will continue considering municipal securities for their portfolios to better balance their equity market exposure and to benefit from attractive tax-free income.


     Respectfully submitted,

     /s/ Mary J. Miller

     Mary J. Miller
     Director, Municipal Bond Department

     May 18, 2001

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        10/31/00       4/30/01
Summit Municipal Money Market Fund
--------------------------------------------------------------------------------
Price Per Share                                           $1.00         $1.00

Dividends Per Share
   For 6 months                                           0.020         0.017
   For 12 months                                          0.036         0.037

Dividend Yield (7-Day Compound) *                          4.02%         3.80%

Weighted Average Maturity (days)                             40            62

Weighted Average Quality **                            First Tier     First Tier


Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------
Price Per Share                                          $10.30        $10.47

Dividends Per Share
   For 6 months                                            0.24          0.24
   For 12 months                                           0.48          0.48

30-Day Dividend Yield *                                    4.67%         4.58%

30-Day Standardized Yield                                  4.65          4.13

Weighted Average Maturity (years)                           6.7           6.1

Weighted Average Effective Duration (years)                 5.2           4.7

Weighted Average Quality ***                                AA-           AA-

                                                        (continued on next page)


7
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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS

                                                        10/31/00       4/30/01
Summit Municipal Income Fund
--------------------------------------------------------------------------------
Price Per Share                                          $10.13        $10.32

Dividends Per Share
   For 6 months                                            0.26          0.26
   For 12 months                                           0.52          0.52

30-Day Dividend Yield *                                    5.19%         5.06%

30-Day Standardized Yield                                  5.24          4.85

Weighted Average Effective Maturity (years)                16.4          15.5

Weighted Average Effective Duration (years)                 8.1           7.5

Weighted Average Quality ***                                 A+            A+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


8
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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

      SECTOR DIVERSIFICATION

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         10/31/00       4/30/01
Summit Municipal Money Market Fund
--------------------------------------------------------------------------------
Air and Sea Transportation Revenue                          24%           21%
Housing Finance Revenue                                     15            20
Industrial and Pollution Control Revenue                    22            17
Educational Revenue                                          9            11
General Obligation - State                                   7             8
Lease Revenue                                                4             6
General Obligation - Local                                   2             4
Prerefunded Bonds                                            3             4
Nuclear Revenue                                              3             3
Hospital Revenue                                             1             2
All Other                                                    2             3
Other Assets Less Liabilities                                8             1
--------------------------------------------------------------------------------
Total                                                      100%          100%

                                                        (continued on next page)


9
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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         10/31/00       4/30/01
Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------
General Obligation - Local                                  14%           16%
Hospital Revenue                                            12            11
General Obligation - State                                   7             8
Dedicated Tax Revenue                                        7             8
Water and Sewer Revenue                                      6             7
Electric Revenue                                             6             6
Lease Revenue                                                5             6
Escrowed To Maturity                                         3             4
Educational Revenue                                          4             4
Air and Sea Transportation Revenue                           6             4
Life Care/Nursing Home Revenue                               4             4
Solid Waste Revenue                                          8             4
Nuclear Revenue                                              4             4
Industrial and Pollution Control Revenue                     4             4
Housing Finance Revenue                                      4             4
Prerefunded Bonds                                            3             3
All Other                                                    1             1
Other Assets Less Liabilities                                2             2
--------------------------------------------------------------------------------
Total                                                      100%          100%

                                                        (continued on next page)

10
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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                         10/31/00       4/30/01
Summit Municipal Income Fund
--------------------------------------------------------------------------------
Hospital Revenue                                            10%           13%
Housing Finance Revenue                                     13            11
Nuclear Revenue                                              7             9
Dedicated Tax Revenue                                        9             7
Educational Revenue                                          4             7
General Obligation - Local                                   8             6
Air and Sea Transportation Revenue                           8             6
Lease Revenue                                                6             6
Water and Sewer Revenue                                      6             6
Life Care/Nursing Home Revenue                               5             5
General Obligation - State                                   2             4
Ground Transportation Revenue                                3             4
Prerefunded Bonds                                            3             4
Solid Waste Revenue                                          4             4
Industrial and Pollution Control Revenue                     5             3
Escrowed to Maturity                                         3             3
Electric Revenue                                             2             2
All Other                                                    -             1
Other Assets Less Liabilities                                2            -1
--------------------------------------------------------------------------------
Total                                                      100%          100%


11
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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

As of 4/30/01

                     Lipper Tax-Exempt           Summit Municipal
                 Money Market Funds Average     Money Market Fund

10/29/93                  25,000                      25,000
  Apr-94                  25,235                      25,253
  Apr-95                  25,953                      26,032
  Apr-96                  26,790                      26,929
  Apr-97                  27,585                      27,797
  Apr-98                  28,450                      28,743
  Apr-99                  29,238                      29,624
  Apr-00                  30,095                      30,564
   1-Apr                  31,145                      31,710


SUMMIT MUNICIPAL INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

As of 4/30/01

                 Lehman 7-Year          Lipper Intermediate Municipal     Summit Municipal
               Municipal Bond Index           Debt Funds Average          Intermediate Fund
10/29/93             25,000                         25,000                      25,000
  Apr-94             24,460                         24,148                      24,828
  Apr-95             25,892                         25,509                      26,319
  Apr-96             27,855                         27,229                      28,285
  Apr-97             29,344                         28,702                      29,963
  Apr-98             31,644                         30,849                      32,345
  Apr-99             33,793                         32,699                      34,466
  Apr-00             33,782                         32,372                      34,179
   1-Apr             37,014                         35,112                      37,230

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

As of 4/30/01

              Lehman Municipal     Lipper General Municipal     Summit Municipal
                 Bond Index            Debt Funds Average          Income Fund

10/29/93           25,000                    25,000                   25,000
  Apr-94           24,117                    23,860                   24,121
  Apr-95           25,721                    25,273                   25,734
  Apr-96           27,765                    27,005                   27,797
  Apr-97           29,360                    28,720                   30,130
  Apr-98           32,360                    31,350                   33,450
  Apr-99           34,608                    33,195                   35,693
  Apr-00           34,290                    32,093                   34,739
   1-Apr           37,848                    35,023                   38,274

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                    Since   Inception
Periods Ended 4/30/01              1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------------
Summit Municipal Money
   Market Fund                       3.75%     3.33%     3.32%       3.22%   10/29/93
Summit Municipal
   Intermediate Fund                 8.93      4.80      5.65        5.45    10/29/93
Summit Municipal Income Fund        10.18      4.59      6.61        5.84    10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate.

Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   6 Months         Year
                                      Ended        Ended
                                    4/30/01     10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
NET ASSET VALUE
Beginning of period               $   1.000    $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
Investment activities
   Net investment
   income (loss)                      0.017        0.037       0.029       0.032       0.033       0.032
Distributions
   Net investment income             (0.017)      (0.037)     (0.029)     (0.032)     (0.033)     (0.032)
NET ASSET VALUE
End of period                     $   1.000    $   1.000   $   1.000   $   1.000   $   1.000   $   1.000


Ratios/Supplemental Data
Total return*                          1.73%        3.71%       2.90%       3.27%       3.37%       3.28%
Ratio of total expenses to
average net assets                     0.45%+       0.45%       0.45%       0.45%       0.45%       0.45%
Ratio of net investment
income (loss) to average
net assets                             3.46%+       3.66%       2.87%       3.23%       3.31%       3.23%
Net assets, end of period
(in thousands)                    $  214,945   $  213,002  $  185,305  $  170,924  $  140,557  $   96,264

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

14
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T. ROWE PRICE SUMMIT MUNICIPAL INTERMEDIATE FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  6 Months         Year
                                     Ended        Ended
                                   4/30/01     10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
NET ASSET VALUE
Beginning of period               $  10.30     $  10.12    $  10.70    $  10.51    $  10.22    $  10.17
Investment activities
   Net investment
   income (loss)                      0.24         0.48        0.46        0.48        0.49        0.48
   Net realized and
   unrealized gain (loss)             0.17         0.18       (0.56)       0.23        0.29        0.05
   Total from
   investment activities              0.41         0.66       (0.10)       0.71        0.78        0.53
Distributions
   Net investment income             (0.24)       (0.48)      (0.46)      (0.48)      (0.49)      (0.48)
   Net realized gain                    --           --       (0.02)      (0.04)         --          --
   Total distributions               (0.24)       (0.48)      (0.48)      (0.52)      (0.49)      (0.48)
NET ASSET VALUE
End of period                     $  10.47     $  10.30    $  10.12    $  10.70    $  10.51    $  10.22
                                 -----------------------------------------------------------------------

Ratios/Supplemental Data
Total return*                         4.00%        6.70%      (0.96)%      6.89%       7.78%       5.39%
Ratio of total expenses to
average net assets                    0.50%+       0.50%       0.50%       0.50%       0.50%       0.50%
Ratio of net investment
income (loss) to average
net assets                            4.62%+       4.73%       4.43%       4.51%       4.67%       4.77%
Portfolio turnover rate               23.9%+       41.3%       38.5%       22.2%       53.8%       72.9%
Net assets, end of period
(in thousands)                    $ 83,125     $ 79,407    $ 83,794    $ 75,928    $ 46,906    $ 29,175

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

15
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T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
Unaudited



--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  6 Months         Year
                                     Ended        Ended
                                   4/30/01     10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
NET ASSET VALUE
Beginning of period               $  10.13     $   9.88    $  10.79    $  10.44    $   9.97    $   9.84
Investment activities
   Net investment
   income (loss)                      0.26         0.52        0.49        0.51        0.55        0.54
   Net realized and
   unrealized gain (loss)             0.19         0.25       (0.86)       0.35        0.47        0.13
   Total from
   investment activities              0.45         0.77       (0.37)       0.86        1.02        0.67
Distributions
   Net investment income             (0.26)       (0.52)      (0.49)      (0.51)      (0.55)      (0.54)
   Net realized gains                   --           --       (0.05)         --          --          --
   Total distributions               (0.26)       (0.52)      (0.54)      (0.51)      (0.55)      (0.54)
NET ASSET VALUE
End of period                     $  10.32     $  10.13    $   9.88    $  10.79    $  10.44    $   9.97
                                 -----------------------------------------------------------------------

Ratios/Supplemental Data
Total return*                         4.46%        8.03%      (3.58)%      8.44%      10.54%       7.04%
Ratio of total expenses to
average net assets                    0.50%+       0.50%       0.50%       0.50%       0.50%       0.50%
Ratio of net investment
income (loss) to average
net assets                            5.06%+       5.23%       4.71%       4.82%       5.38%       5.51%
Portfolio turnover rate               69.6%+       55.8%       79.7%       48.1%       35.7%       56.7%
Net assets, end of period
(in thousands)                    $ 73,803     $ 69,227    $ 72,558    $ 65,958    $ 29,102    $ 15,909

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

16
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--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001


-----------------------
STATEMENT OF NET ASSETS                                       Par        Value
--------------------------------------------------------------------------------
                                                               In thousands
ALABAMA 0.9%

Decatur IDB, Solid Waste Disposal
     Amoco Chemical, VRDN (Currently 4.55%) *          $    1,900   $    1,900
                                                                    ----------
Total Alabama (Cost $1,900)                                              1,900
                                                                    ----------
COLORADO 3.1%

Colorado Student Obligation Bond Auth.
        VRDN (Currently 4.30%)
        (AMBAC Insured) *                                   3,000        3,000
Denver City & County Airport
        8.75%, 11/15/23 (Prerefunded 11/15/01+) *           3,405        3,572
Denver Metropolitan Stadium Dist.
     Major League Baseball Stadium
        6.00%, 10/1/11 (FGIC Insured)
        (Prerefunded 10/1/01+)                                150          153
                                                                    ----------
Total Colorado (Cost $6,725)                                             6,725
                                                                    ----------
DELAWARE 0.0%

Delaware, GO, 5.50%, 12/1/01                                  100          101
                                                                    ----------
Total Delaware (Cost $101)                                                 101
                                                                    ----------
DISTRICT OF COLUMBIA 2.2%

District of Columbia, GO
        5.00%, 12/1/01 (FGIC Insured)
        (Escrowed to Maturity)                                475          479
        5.50%, 6/1/01
        (Escrowed to Maturity)                                495          495
Metropolitan Washington Airport Auth.
        VRDN (Currently 4.34%)
        (MBIA Insured) *                                    3,800        3,800
                                                                    ----------
Total District of Columbia (Cost $4,774)                                 4,774
                                                                    ----------

17
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--------------------------------------------------------------------------------


                                                            Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

FLORIDA 3.5%

Dade County, GO, 6.25%, 10/1/21
        (AMBAC Insured) (Prerefunded 10/1/01+)         $      130   $      133
Florida Board of Ed., GO
     Public Ed.
        5.10%, 6/1/01                                         100          100
        6.70%, 6/1/22 (Prerefunded 6/1/01+)                   125          126
Florida DOT
     Turnpike Authority
        7.125%, 7/1/18 (AMBAC Insured)
        (Prerefunded 7/1/01+)                                  60           62
Greater Orlando Aviation Auth.
        TECP (Currently 3.45 - 3.55%) *                     7,000        7,000
Reedy Creek Improvement Dist.
        6.50%, 10/1/16 (MBIA Insured)
        (Prerefunded 10/1/01+)                                100          102
                                                                    ----------
Total Florida (Cost $7,523)                                              7,523
                                                                    ----------
GEORGIA 3.4%

DeKalb County, GO, 6.20%, 1/1/02                              200          204
Georgia, GO, 5.75%, 3/1/02                                    100          102
Georgia HFA, 4.30%, 12/1/01 *                                 340          341
Savannah Economic Dev. Auth.
     Home Depot
        VRDN (Currently 4.30%) *                            2,250        2,250
        VRDN (Currently 4.35%) *                            4,400        4,400
                                                                    ----------
Total Georgia (Cost $7,297)                                              7,297
                                                                    ----------
HAWAII 0.2%

Honolulu, 6.60%, 8/1/04 (Prerefunded 8/1/01+)                 500          508
                                                                    ----------
Total Hawaii (Cost $508)                                                   508
                                                                    ----------
ILLINOIS 7.5%

Chicago, GO, 6.25%, 10/31/01 (MBIA Insured)                 1,000        1,015
Chicago Gas Supply, VRDN (Currently 4.34%) *                2,500        2,500

18
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--------------------------------------------------------------------------------


                                                            Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

Illinois, GO, 5.50%, 8/1/01                            $      250   $      251
Illinios Regional Transportation Auth.
        5.00%, 6/1/01 (FSA Insured)                           150          150
Illinois Student Assistance Commission
        VRDN (Currently 4.30%)
        (MBIA Insured) *                                    4,000        4,000
        VRDN (Currently 4.30%) *                            5,000        5,000
Lake County, PCR, W.W. Grainger, VRDN (Currently 4.50%) *   1,500        1,500
Madison County Enviromental Improvement
     Shell Oil, VRDN (Currently 4.55%) *                    1,800        1,800
                                                                    ----------
Total Illinois (Cost $16,216)                                           16,216
                                                                    ----------
INDIANA 1.4%

Gibson County PCR, Toyota Motor Credit
        VRDN (Currently 4.35%) *                            3,000        3,000
Marion County Convention & Recreational Fac.
        7.00%, 6/1/21 (AMBAC Insured)
        (Prerefunded 6/1/01+)                                 100          102
                                                                    ----------
Total Indiana (Cost $3,102)                                              3,102
                                                                    ----------
LOUISIANA 7.7%

New Orleans Aviation Board
        VRDN (Currently 4.35%) (MBIA Insured) *             5,140        5,140
Orleans Parish School Board
        8.60%, 2/1/02 (MBIA Insured)
        (Escrowed to Maturity)                                165          171
Plaquemines Parish, British Petroleum
        VRDN (Currently 4.55%) *                            4,700        4,700
Saint Charles Parish, PCR, Shell Oil
        VRDN (Currently 4.55%) *                            6,500        6,500
                                                                    ----------
Total Louisiana (Cost $16,511)                                          16,511
                                                                    ----------
MARYLAND 5.4%

Baltimore Convention Center, 4.15%, 9/1/01 (MBIA Insured)     100          100
Frederick County, GO, 5.00%, 7/1/01                           200          201

19
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T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                              Par        Value
--------------------------------------------------------------------------------
                                                               In thousands

Howard County, GO, 4.00%, 2/15/02                      $       50   $       50
Maryland, GO
        5.10%, 2/1/02                                         100          101
        6.50%, 7/1/01                                         100          101
        6.60%, 7/15/01                                         95           95
     Aviation Admin. Fac., 4.75%, 5/1/01 *                    650          650
Maryland DOT, 4.20%, 12/15/01                                 270          271
Maryland HHEFA
     Baltimore City General Hosp.
        6.90%, 7/1/13 (AMBAC Insured)
        (Prerefunded 7/1/01+)                                  65           67
Maryland Stadium Auth., VRDN (Currently 4.30%) *            9,305        9,305
Montgomery County, GO, 5.50%, 10/1/01                         100          101
Prince Georges County, GO
        6.75%, 7/1/10 (Prerefunded 7/1/01+)                   180          184
Washington Suburban Sanitary Dist., GO
        5.50%, 6/1/01                                         135          135
        6.50%, 11/1/05
        (Prerefunded 11/1/01+)                                 70           72
     General Construction
        6.50%, 11/1/14 (Prerefunded 11/1/01+)                  15           16
        6.875%, 6/1/06 (Prerefunded 6/1/01+)                  100          102
                                                                    ----------
Total Maryland (Cost $11,551)                                           11,551
                                                                    ----------
MASSACHUSETTS 0.6%

Massachusetts
        6.00%, 6/1/11 (FGIC Insured)
        (Prerefunded 6/1/01+)                                 250          250
Massachusetts, GO
        5.10%, 8/1/01                                         200          201
        5.25%, 8/1/01 (MBIA Insured)                          250          251
        6.50%, 7/1/01                                         125          126
Massachusetts Water Resources Auth.
        6.50%, 12/1/19 (Prerefunded 12/1/01+)                 550          571
                                                                    ----------
Total Massachusetts (Cost $1,399)                                        1,399
                                                                    ----------

20
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--------------------------------------------------------------------------------


                                                            Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

MICHIGAN 4.4%

Michigan HDA, Rental Housing
        VRDN (Currently 4.30%)
        (MBIA Insured) *                               $    4,400   $    4,400
Wayne County Charter Airport
     Detroit Metropolitan Airport
        VRDN (Currently 4.20%) *                            5,010        5,010
                                                                    ----------
Total Michigan (Cost $9,410)                                             9,410
                                                                    ----------
MINNESOTA 1.2%

Minneapolis Hosp. Revenue, Children's Hosp.
        7.00%, 12/1/20 (Prerefunded 6/1/01+)                  125          128
Minnesota, GO, 5.30%, 8/1/01                                2,250        2,260
Washington County Housing & Redev. Auth.
        6.60%, 2/1/02 (MBIA Insured)
        (Escrowed to Maturity)                                235          239
                                                                    ----------
Total Minnesota (Cost $2,627)                                            2,627
                                                                    ----------
NEVADA 9.4%

Clark County Airport
        VRDN (Currently 4.20%) *                            4,600        4,600
        VRDN (Currently 4.30%)
        (MBIA Insured) *                                    1,210        1,210
Nevada, GO, 5.90%, 5/1/01                                     500          500
Nevada Housing Division, Multi Unit Housing
     Silverado Ranch, VRDN (Currently 4.30%) *              5,500        5,500
     Fort Apache Dominus, VRDN (Currently 4.30%) *          4,400        4,400
     Single Family Mortgage, 3.25%, 10/1/01 *               4,000        4,000
                                                                    ----------
Total Nevada (Cost $20,210)                                             20,210
                                                                    ----------
NEW JERSEY 0.3%

New Jersey, GO, 6.25%, 9/15/01                                500          504
New Jersey State Transportation Trust Fund Auth.
        5.00%, 6/15/01                                        200          200
                                                                    ----------
Total New Jersey (Cost $704)                                               704
                                                                    ----------

21
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--------------------------------------------------------------------------------

                                                                      Par            Value
------------------------------------------------------------------------------------------
                                                                         In thousands
NEW MEXICO 2.2%

New Mexico, GO, TRAN, 5.00%, 6/29/01                             $    2,000     $    2,004
New Mexico Fin. Auth., Federal Highway Grant Anticipation
        4.25%, 9/1/01 (AMBAC Insured)                                   500            502
New Mexico Mortgage Fin. Auth., 3.25%, 11/1/01 *                      2,250          2,250
                                                                                ----------
Total New Mexico (Cost $4,756)                                                       4,756
                                                                                ----------
NORTH CAROLINA 1.6%

Charlotte Airport, VRDN (Currently 4.33%) (MBIA Insured)              3,000          3,000
North Carolina, GO
        6.20%, 3/1/08                                                   200            209
        (Prerefunded 3/1/02+)
     Capital Improvement
        4.70%, 2/1/02                                                   100            101
Univ. of North Carolina, Board of Governors
        4.70%, 8/1/01                                                   100            100
                                                                                ----------
Total North Carolina (Cost $3,410)                                                   3,410
                                                                                ----------
OHIO 0.6%

Cleveland, 6.75%, 10/1/11 (AMBAC Insured)
        (Prerefunded 10/1/01+)                                          100            103
Columbus, GO, 4.90%, 9/15/01                                            200            201
Northeast Ohio Regional Sewer Dist.
     Wastewater Improvement
        6.50%, 11/15/16 (AMBAC Insured)
        (Prerefunded 11/15/01+)                                         875            898
Ohio Building Auth.
     State Fac. Highway Safety Building
        4.75%, 10/1/01                                                  100            101
                                                                                ----------
Total Ohio (Cost $1,303)                                                             1,303
                                                                                ----------
OREGON 3.9%

Oregon, GO, 7.10%, 1/1/02                                               300            307
Oregon Housing & Community Services Dept.
        4.45%, 11/28/01 *                                             5,000          5,000
     Single Family Mortgage, 3.25%, 3/28/02 *                         3,000          3,000
                                                                                ----------
Total Oregon (Cost $8,307)                                                           8,307
                                                                                ----------

22
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T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                            Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

PENNSYLVANIA 3.7%

Bucks County IDA, Grand View Hosp. Project
        6.80%, 7/1/03 (AMBAC Insured)
        (Prerefunded 7/1/01+)                          $      115   $      118
Pennsylvania, GO
        4.50%, 3/1/02                                         150          151
        5.00%, 11/15/01 (AMBAC Insured)                       250          252
        6.20%, 11/1/01 (MBIA Insured)                         100          102
Pennsylvania Higher Ed. Assistance Agency
     Student Loan
        VRDN (Currently 4.25%)
        (AMBAC Insured) *                                   3,000        3,000
Philadelphia HEFA, Jefferson Health, 3.35%, 3/27/02         4,000        4,000
Philadelphia Municipal Auth., Justice Lease
        7.10%, 11/15/11 (FGIC Insured)
        (Prerefunded 11/15/01+)                               100          104
Philadelphia Water & Sewer
        7.00%, 8/1/18 (Prerefunded 8/1/01+)                   150          151
                                                                    ----------
Total Pennsylvania (Cost $7,878)                                         7,878
                                                                    ----------
SOUTH CAROLINA 1.5%

South Carolina, GO, State Highway, 4.50%, 10/1/01             200          201
South Carolina Jobs Economic Dev. Auth.
     Charleston Advanced Polymer Project
        5.25%, 6/1/01 *                                     2,685        2,685
South Carolina Public Service Auth.
     Santee Cooper
        6.00%, 7/1/31 (Prerefunded 7/1/01+)                   235          236
        6.50%, 7/1/26 (Prerefunded 7/1/01+)                   100          102
        7.10%, 7/1/21 (MBIA Insured)
        (Prerefunded 7/1/01+)                                  35           36
                                                                    ----------
Total South Carolina (Cost $3,260)                                       3,260
                                                                    ----------

T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                            Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

SOUTH DAKOTA 3.1%

South Dakota Housing Dev. Agency
     Homeownership Mortgage
        3.25%, 4/3/02 *                                $    1,000   $    1,000
        4.40%, 11/8/01 *                                    2,000        2,000
        4.60%, 6/28/01 *                                    3,105        3,105
        7.65%, 5/1/01 *                                       455          455
                                                                    ----------
Total South Dakota (Cost $6,560)                                         6,560
                                                                    ----------
TENNESSEE 1.6%

Memphis, GO, 5.50%, 7/1/01 *                                1,170        1,172
Metro Nashville & Davidson County, GO
        VRDN (Currently 4.31%)                              2,000        2,000
Shelby County, GO, 4.45%, 8/1/01 *                            225          226
                                                                    ----------
Total Tennessee (Cost $3,398)                                            3,398
                                                                    ----------
TEXAS 13.5%

Dallas Fort Worth Int'l Airport, VRDN (Currently 4.35%)     3,040        3,040
Gulf Coast Waste Disposal Auth.
     Amoco Oil
        VRDN (Currently 4.55%) *                            1,000        1,000
        3.20%, 10/1/01 *                                    1,700        1,700
Harris County, GO, 5.40%, 12/15/01                            750          759
Houston, GO, 5.80%, 3/1/02                                    500          510
Houston Airport System
        VRDN (Currently 4.33%)
        (FSA Insured) *                                     2,500        2,500
        5.25%, 7/1/01 (FGIC Insured) *                      2,350        2,353
Panhandle Plains Higher Ed. Auth.
     Student Loan, VRDN (Currently 4.20%) *                 2,000        2,000
Port of Houston Auth.
        4.55%, 10/1/01                                        100          100
        5.00%, 10/1/01 *                                    4,050        4,059
South Texas Higher Ed. Auth.
        VRDN (Currently 4.20%)
        (MBIA Insured)                                      2,000        2,000


24
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T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                             Par         Value
--------------------------------------------------------------------------------
                                                              In thousands

Texas, GO
     Veteran's Land, VRDN (Currently 4.30%) *          $    1,000   $    1,000
        5.00%, 10/1/01                                        100          100
        7.00%, 8/1/01 *                                       100          101
Trinity River Auth. PCR, VRDN (Currently 4.35%) *           7,000        7,000
Univ. of Texas System
     Permanent Univ. Fund
        6.50%, 7/1/11 (Prerefunded 7/1/01+)                   200          205
        6.60%, 7/1/04 (Prerefunded 7/1/01+)                   485          496
                                                                    ----------
Total Texas (Cost $28,923)                                              28,923
                                                                    ----------
UTAH 4.3%

Salt Lake County Solid Waste
     Kennecott Utah Copper
        VRDN (Currently 4.40%) *                            4,400        4,400
Utah Board of Regents
        VRDN (Currently 4.30%) (AMBAC Insured) *            4,800        4,800
                                                                    ----------
Total Utah (Cost $9,200)                                                 9,200
                                                                    ----------
VIRGINIA 7.9%

Capital Region Airport Commission
     Richmond Int'l. Airport
        VRDN (Currently 4.35%)
        (AMBAC Insured) *                                   9,500        9,500
Fairfax County, GO, 4.60%, 5/1/01                             100          100
Fairfax County IDA, Fairfax Hosp.
        6.50%, 8/15/07 (Prerefunded 8/15/01+)                 100          103
Fredericksburg IDA, Medicorp
        6.10%, 8/15/01 (FGIC Insured)                         100          100
Prince William County, GO
        4.50%, 8/1/01                                         150          150
Prince William County, Water & Sewer
        6.70%, 7/1/11 (FGIC Insured)
        (Prerefunded 7/1/01+)                                 500          512
Virginia Ed. Loan Auth.
        4.85%, 9/1/01 (Escrowed to Maturity) *                520          521

T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                            Par          Value
--------------------------------------------------------------------------------
                                                              In thousands

Virginia HDA
        4.30%, 1/1/02 *                                $    1,730   $    1,730
        5.85%, 1/1/02 *                                     1,000        1,015
        6.30%, 7/1/01 *                                     2,000        2,007
   Multi-Family
        5.45%, 5/1/01 *                                       200          200
        5.45%, 11/1/01 *                                      330          333
Virginia Public Building Auth.
        5.00%, 8/1/01                                         150          150
        5.70%, 8/1/01                                         150          151
Virginia Public School Auth., GO
        5.00%, 8/1/01                                         300          301
        5.60%, 7/15/01                                        100          100
                                                                    ----------
Total Virginia (Cost $16,973)                                           16,973
                                                                    ----------
WASHINGTON 3.2%

Washington, GO
        5.60%, 9/1/01                                         200          201
        6.20%, 9/1/01                                       3,000        3,018
     Motor Vehicle Fuel
        4.60%, 9/1/01                                         600          602
        4.875%, 9/1/01                                        400          402
Washington HFC, 4.40%, 10/15/01 *                           2,555        2,555
                                                                    ----------
Total Washington (Cost $6,778)                                           6,778
                                                                    ----------
WISCONSIN 0.6%

Milwaukee, GO, 5.90%, 12/1/01                                 250          253
Wisconsin, GO
        4.25%, 5/1/02                                         500          504
        4.50%, 5/1/01                                         300          300
        5.25%, 11/1/01                                        225          227
                                                                    ----------
Total Wisconsin (Cost $1,284)                                            1,284
                                                                    ----------

T. ROWE PRICE SUMMIT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------


                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands
Total Investments in Securities
98.9% of Net Assets (Cost $212,588)                                 $  212,588


Other Assets Less Liabilities                                            2,357
                                                                    ----------

NET ASSETS                                                          $  214,945
                                                                    ----------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions           $       (1)
Paid-in-capital applicable to 214,941,225 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                     214,946

NET ASSETS                                                          $  214,945
                                                                    ----------

NET ASSET VALUE PER SHARE                                           $     1.00
                                                                    ----------
    * Interest subject to alternative minimum tax
    + Used in determining portfolio maturity
AMBAC AMBAC Indemnity Corp.
  DOT Department of Transportation
 FGIC Financial Guaranty Insurance Company
  FSA Financial Security Assurance Corp.
   GO General Obligation
  HDA Housing Development Authority
 HEFA Health & Educational Facility Authority
  HFA Health Facility Authority
  HFC Housing Finance Corp.
HHEFA Health & Higher Educational Facility Authority
  IDA Industrial Development Authority
  IDB Industrial Development Bond
 MBIA Municipal Bond Investors Assurance Corp.
  PCR Pollution Control Revenue
 TECP Tax-Exempt Commercial Paper
 TRAN Tax Revenue Anticipation Note
 VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001


-----------------------
STATEMENT OF NET ASSETS                                        Par         Value
--------------------------------------------------------------------------------
                                                                   In thousands
ALASKA 0.6%
Alaska HFC, 5.75%, 12/1/11 *                             $     500     $     525
                                                                       ---------
Total Alaska (Cost $498)                                                     525
                                                                       ---------

ARIZONA 1.9%

Arizona Transportation Board
  Maricopa County Regional Area Road Fund
     5.50%, 7/1/04                                           1,000         1,051
Salt River Agricultural Improvement & Power
     6.50%, 1/1/04                                             500           534
                                                                       ---------
Total Arizona (Cost $1,549)                                                1,585
                                                                       ---------

CALIFORNIA 1.5%

California Public Works Board,
  Monterey County Dept. of Corrections
     6.00%, 11/1/05 (MBIA Insured)                             250           271
Foothill / Eastern Transportation Corridor Agency
  Toll Road
     Zero Coupon, 1/1/05 (Escrowed to Maturity)                350           301
Southern California Public Power Auth.
     6.62%, 7/1/17 (FGIC Insured)
     (Escrowed to Maturity)                                    600           643
                                                                       ---------
Total California (Cost $1,146)                                             1,215
                                                                       ---------

COLORADO 0.8%

Denver City & County Airport
     6.75%, 11/15/22 (MBIA Insured) *                             395        417
     6.75%, 11/15/22 (MBIA Insured)
     (Prerefunded 11/15/02+) *                                    105        112
E-470 Public Highway Auth.
     Zero Coupon, 8/31/26
     (Prerefunded 8/31/05+)                                     1,000        175
                                                                       ---------
Total Colorado (Cost $678)                                                   704
                                                                       ---------

T. ROWE PRICE SUMMIT MUNICIPAL INTERMEDIATE FUND
--------------------------------------------------------------------------------


                                                               Par         Value
--------------------------------------------------------------------------------
                                                                In thousands
CONNECTICUT 2.1%

Connecticut, GO, 5.25%, 6/15/13 (FGIC Insured)           $   1,000     $   1,048
Mashantucket Western Pequot Tribe, (144a)
     5.60%, 9/1/09                                             200           206
     5.70%, 9/1/12                                             500           504
                                                                       ---------
Total Connecticut (Cost $1,710)                                            1,758
                                                                       ---------

DISTRICT OF COLUMBIA 1.9%

District of Columbia, GO, 5.20%, 6/1/04 (AMBAC Insured)      1,000         1,041
Metropolitan Washington Airports Auth.
     6.625%, 10/1/12 (MBIA Insured) *                          500           527
                                                                       ---------
Total District of Columbia (Cost $1,534)                                   1,568
                                                                       ---------

FLORIDA 7.2%

Dade County School Board
     5.60%, 8/1/26 (AMBAC Insured)
     (Prerefunded 8/1/06+)                                   1,280         1,390
   COP, 5.75%, 5/1/08 (MBIA Insured)                           365           390
Dade County School Dist., GO
     6.00%, 7/15/04 (MBIA Insured)                           1,000         1,068
Florida Board of Ed., GO, Public Ed., 5.125%, 6/1/13         1,000         1,023
Florida Dept. of Natural Resources
   Dept. of Environmental Preservation
     6.00%, 7/1/06 (MBIA Insured)                              500           545
Indian Trace Community Dev. Dist., Water Management
     5.50%, 5/1/07 (MBIA Insured)                              500           533
Miami-Dade County, Zero Coupon, 10/1/18 (MBIA Insured)       2,400           890
St. Lucie County PCR, Florida Power & Light
     VRDN (Currently 4.60%) *                                  175           175
                                                                       ---------
Total Florida (Cost $5,814)                                                6,014
                                                                       ---------

GEORGIA 3.2%

Coweta County Residential Care Fac. for the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
     7.625%, 10/1/06                                           400           413
Private Colleges & Univ. Auth.,
     Emory Univ., 5.75%, 11/1/18                             1,955         2,052


29
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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands
Savannah Economic Dev. Auth., College of Art & Design
     6.80%, 10/1/19                                         $     200  $     207
                                                                       ---------
Total Georgia (Cost $2,601)                                                2,672
                                                                       ---------

HAWAII 2.5%

Hawaii Airport System, 6.70%, 7/1/05 (MBIA Insured) *             500        512
Hawaii Dept. of Budget and Fin
   Wilcox Memorial Hosp., 5.50%, 7/1/09                         1,690      1,608
                                                                       ---------
Total Hawaii (Cost $2,253)                                                 2,120
                                                                       ---------

ILLINOIS 4.7%

Chicago, GO
     5.50%, 1/1/09 (MBIA Insured)                                 500        531
     5.75%, 1/1/05 (AMBAC Insured)                                660        699
Chicago Board of Ed., GO
     Zero Coupon, 12/1/12 (FGIC Insured)                        1,200        655
Illinois HFA
   Edward Obligated Group
     5.00%, 2/15/09 (AMBAC Insured)                               500        513
   Hinsdale Hosp.
     7.00%, 11/15/19 (Escrowed to Maturity)                       260        286
Madison County Enviromental Improvement, Shell Oil
     VRDN (Currently 4.55%) *                                     200        200
Metropolitan Pier & Expo Auth.
   McCormick Place Expansion Project
     5.375%, 12/15/17 (FGIC Insured)                            1,000      1,007
                                                                       ---------
Total Illinois (Cost $3,828)                                               3,891
                                                                       ---------

INDIANA 2.7%

Gibson County PCR, VRDN (Currently 4.35%) *                     1,000      1,000
Goshen, Greencroft Obligation Group, 5.20%, 8/15/06               750        712
St. Joseph County Economic Dev.
   Madison Center
     5.10%, 2/15/05                                               260        262
     5.25%, 2/15/07                                               295        297
                                                                       ---------
Total Indiana (Cost $2,302)                                                2,271
                                                                       ---------

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
IOWA 0.3%

Iowa HFA, Wesley Retirement, 6.25%, 2/1/12                  $     250  $     235
                                                                       ---------
Total Iowa (Cost $250)                                                       235
                                                                       ---------

KENTUCKY 1.2%

Kenton County Airport Board, Delta Airlines, 7.50%, 2/1/12 *    1,000      1,035
                                                                       ---------
Total Kentucky (Cost $1,039)                                               1,035
                                                                       ---------

MARYLAND 5.9%

Maryland Energy Fin. Admin.
   Wheelabrator Technologies
     5.85%, 12/1/05 *                                           1,510      1,574
     6.30%, 12/1/10 *                                             250        263
Maryland HHEFA, Good Samaritan Hosp.
     5.50%, 7/1/05 (Escrowed to Maturity)                         700        745
Northeast Maryland Waste Disposal Auth.
   IDR, Baltimore Resco Retrofit, 5.00%, 1/1/12 *                 485        435
   Montgomery County Resources
     6.20%, 7/1/10 *                                              750        782
     6.30%, 7/1/16 (MBIA Insured) *                               500        526
   Southwest Resources
     7.10%, 1/1/03 (MBIA Insured)                                 550        581
                                                                       ---------
Total Maryland (Cost $4,752)                                               4,906
                                                                       ---------

MASSACHUSETTS 1.4%

Massachusetts, GO, 6.30%, 11/1/05 (FGIC Insured)                  250        274
Massachusetts Water Pollution Abatement Trust
     6.00%, 8/1/15                                                800        864
                                                                       ---------
Total Massachusetts (Cost $1,062)                                          1,138
                                                                       ---------

MICHIGAN 6.2%

Garden City HFA, Garden City Hosp., 5.375%, 9/1/03              1,125      1,055
Greater Detroit Resource Recovery Auth.
     6.25%, 12/13/05 (AMBAC Insured)                            1,000      1,095
Michigan HFA, Mercy Health Services
     5.00%, 8/15/12 (Escrowed to Maturity)                      1,395      1,426

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
Michigan Hosp. Fin. Auth., Ascension Health
     5.30%, 11/15/06                                        $   1,000  $   1,014
Michigan Municipal Bond Auth.
   Clean Water Revolving Fund, 5.50%, 10/1/04                     500        529
                                                                       ---------
Total Michigan (Cost $ 5,032)                                              5,119
                                                                       ---------

MISSISSIPPI 1.3%

Mississippi, GO, 5.50%, 11/15/04                                1,000      1,058
                                                                       ---------
Total Mississippi (Cost $1,057)                                            1,058
                                                                       ---------

MISSOURI 0.9%

Good Shepherd Nursing Home Dist.
   Nursing Home Fac., 5.45%, 8/15/08                              395        367
St. Louis Airport, 6.25%, 1/1/03                                  350        357
                                                                       ---------
Total Missouri (Cost $747)                                                   724
                                                                       ---------

NEW HAMPSHIRE 0.4%

New Hampshire Housing Fin. Auth.
   Single Family
     5.90%, 7/1/01 *                                              100        100
     6.00%, 7/1/02 *                                              105        108
     6.10%, 1/1/03 *                                              105        108
                                                                       ---------
Total New Hampshire (Cost $310)                                              316
                                                                       ---------

NEW JERSEY 4.6%

New Jersey Economic Dev. Auth., Winchester Gardens
     8.625%, 11/1/25                                              210        221
New Jersey Transportation Trust Fund Auth.
   Transportation Systems
     5.625%, 6/15/14                                            1,000      1,082
     5.75%, 6/15/11                                             1,000      1,096
Port Auth. of New York & New Jersey
     5.875%, 9/15/15 (FGIC Insured) *                           1,000      1,046
     6.50%, 10/1/01 *                                             400        404
                                                                       ---------
Total New Jersey (Cost $3,677)                                             3,849
                                                                       ---------

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
NEW YORK 8.1%
Dormitory Auth. of the State of New York
   City Univ.
     5.50%, 7/1/03                                           $   1,000 $   1,039
     6.875%, 7/1/14 (MBIA Insured)
     (Prerefunded 7/1/04+)                                         350       390
   Mental Health Services Fac., 6.00%, 2/15/06                   1,500     1,619
   Nyack Hosp., 6.00%, 7/1/06                                      250       238
   State Univ. Ed. Fac., 7.40%, 5/15/01                            150       150
Nassau County IDA, Hofstra Univ.
     6.70%, 1/1/09 (Prerefunded 1/1/05+)                           250       279
New York City, GO
     5.25%, 8/1/03                                               1,000     1,035
     7.00%, 8/1/04                                               1,000     1,095
New York State Environmental Fac.
   Water Revolving Fund, 6.875%, 6/15/10                            50        51
New York State Housing Fin. Agency
   Service Contract Obligation, 5.85%, 9/15/09                     300       324
New York State Mortgage Agency, Homeowner Mortgage
     5.80%, 10/1/06 *                                              500       514
                                                                       ---------
Total New York (Cost $6,478)                                               6,734
                                                                       ---------

NORTH CAROLINA 1.3%

North Carolina Eastern Municipal Power Agency, 6.70%, 1/1/19       700       737
North Carolina Medical Care Commission
   1st Mortgage Presbyterian Homes, 6.875%, 10/1/21                300       303
                                                                       ---------
Total North Carolina (Cost $996)                                           1,040
                                                                       ---------

OHIO 3.1%

Fairfield Economic Dev. Auth., Beverly Enterprises
     8.50%, 1/1/03                                                  85        86
Ohio, GO, Infrastructure Improvement, 5.25%, 2/1/12              1,525     1,580
Ohio Housing Fin. Agency, Residential, 5.025%, 3/1/21 *            935       944
                                                                       ---------
Total Ohio (Cost $2,637)                                                   2,610
                                                                       ---------

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
PENNSYLVANIA 6.8%

Allegheny County Hosp. Dev. Auth.
     9.25%, 11/15/30                                        $     200   $    197
Allegheny County Sanitary Auth., Sewer
     5.75%, 12/1/16 (MBIA Insured)                              1,410      1,494
Beaver County IDA, PCR, Toledo Edison, 4.85%, 6/1/04              500        495
Pennsylvania, GO, 5.375%, 11/15/03 (FGIC Insured)                 500        523
Pennsylvania Higher Ed. Assistance Agency
     VRDN (Currently 4.45%) (AMBAC Insured) *                   1,000      1,000
Pennsylvania Intergovernmental Cooperative Auth.
   Philadelphia Funding Project
     7.00%, 6/15/04 (FGIC Insured)
     (Escrowed to Maturity)                                       400        439
Philadelphia Auth. for Ind. Dev., Pauls Run, 5.85%,               500        440
5/15/13
Philadelphia HHEFA, Childrens Hosp., 5.25%, 2/15/06             1,000      1,025
                                                                        --------
Total Pennsylvania (Cost $5,549)                                           5,613
                                                                        --------

SOUTH CAROLINA 3.1%

South Carolina, GO, School Fac., 5.75%, 1/1/08                  1,000      1,088
South Carolina Public Service Auth.
     6.25%, 1/1/05 (MBIA Insured)                               1,350      1,455
                                                                        --------
Total South Carolina (Cost $2,435)                                         2,543
                                                                        --------

TENNESSEE 1.2%

Memphis-Shelby County Airport Auth.
     6.25%, 2/15/11 (MBIA Insured) *                              200        222
Tennessee Housing Dev. Agency
     4.95%, 7/1/10 *                                              420        430
     5.05%, 7/1/11 *                                              355        362
                                                                        --------
Total Tennessee (Cost $981)                                                1,014
                                                                        --------

TEXAS 9.2%

Abilene Health Fac. Dev., Sears Methodist Retirement System
     5.40%, 11/15/09                                              700        643
Austin Airport System, 5.75%, 11/15/08 (MBIA Insured) *           500        529


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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands
Brazos Higher Ed. Auth., 5.95%, 6/1/02 *                    $     470   $    471
Brazos River Harbor Navigation Dist., Dow Chemical
     VRDN (Currently 4.60%) *                                     400        400
Dallas-Fort Worth Int'l. Airport Fac., American Airlines
     6.05%, 11/1/05 *                                             250        256
Harris County Health Fac. Dev., Texas Childrens Hosp.
     5.375%, 10/1/12                                              800        814
Houston, GO, Public Improvement, 5.50%, 3/1/06                  1,000      1,056
Houston Water & Sewer, 7.00%, 12/1/03 (AMBAC Insured)             270        292
Lower Colorado River Auth., 5.75%, 5/15/11 (FSA Insured)        1,370      1,474
North East Independent School Dist., GO, 6.00%, 2/1/16          1,100      1,177
Tarrant County Health Fac. Dev., Texas Health Resources
     5.75%, 2/15/10 (MBIA Insured)                                500        525
                                                                        --------
Total Texas (Cost $7,502)                                                  7,637
                                                                        --------

VIRGINIA 4.7%

Bedford County IDA, PCR, Georgia-Pacific, 4.60%, 8/1/04           200        201
Chesterfield County IDA, Bon Secours Health System
     5.70%, 11/15/03                                              750        760
Virginia College Building Auth., Public Higher Ed.
     5.50%, 9/1/14                                              1,000      1,047
Virginia Public School Auth., School Fin., GO, 5.00%, 1/1/04 1,300 1,345 Virginia Transportation Board
   Northern Virginia Transportation Dist.
     5.80%, 5/15/04                                               500        530
                                                                        --------
Total Virginia (Cost $3,779)                                               3,883
                                                                        --------

WASHINGTON 3.2%

King County, GO, 5.25%, 12/1/07                                 1,500      1,580
Municipality of Metropolitan Seattle
     5.45%, 1/1/16 (AMBAC Insured)                                560        564
Washington Health Care Fac. Auth.
   Virginia Mason Medical Center
     6.00%, 8/15/08 (MBIA Insured)                                500        545
                                                                        --------
Total Washington (Cost $2,647)                                             2,689
                                                                        --------

35
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                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands

   WEST VIRGINIA 4.1%

   Putnam County, PCR, Appalachian Power, 6.60%, 7/1/19      $  3,000  $  3,079
   West Virginia, GO, Zero Coupon, 11/1/12 (FGIC Insured)         600       334
                                                                       ---------
   Total West Virginia (Cost $3,457)                                      3,413
                                                                       ---------

   WISCONSIN 2.1%

   Milwaukee Metropolitan Sewage Dist., GO, 6.25%, 10/1/05      1,600     1,746
                                                                       ---------
Total Wisconsin (Cost $1,674)                                             1,746
                                                                       ---------

Total Investments in Securities
98.2% of Net Assets (Cost $79,974)                                     $ 81,625

Other Assets Less Liabilities                                             1,500
                                                                       ---------

NET ASSETS                                                             $ 83,125
                                                                       ---------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions              $ (1,162)
Net unrealized gain (loss)                                                1,651
Paid-in-capital applicable to 7,937,154 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares
of the Corporation authorized                                            82,636
                                                                       ---------

NET ASSETS                                                             $ 83,125
                                                                       ---------

NET ASSET VALUE PER SHARE                                              $  10.47
                                                                       ---------

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  COP  Certificates of Participation
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HFA  Health Facility Authority
  HFC  Housing Financing Corporation
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers --total of such securities at period-end amounts to 0.9% of net assets.

The accompanying notes are an integral part of these financial statements.


36
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--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001


STATEMENT OF NET ASSETS                                           Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands

ALABAMA 1.6%

Baldwin County Eastern Shore Hosp. Auth
   Thomas Hosp., 6.75%, 4/1/21                              $     200  $     190
Hoover Board of Ed., TAW, 5.25%, 2/15/17 (MBIA Insured)         1,000        994
                                                                       ---------
Total Alabama (Cost $1,208)                                                1,184
                                                                       ---------
ALASKA 3.0%

Alaska HFC, 5.75%, 12/1/11 *                                    1,150      1,207
Alaska Student Loan Corp.
     5.10%, 7/1/10 (AMBAC Insured) *                            1,000      1,008
                                                                       ---------
Total Alaska (Cost $2,142)                                                 2,215
                                                                       ---------

ARIZONA 2.3%

Phoenix, GO, 5.875%, 7/1/18                                       575        612
Phoenix Civic Improvement Corp.
     6.25%, 7/1/17 (FGIC Insured)                               1,000      1,102
                                                                       ---------
Total Arizona (Cost $1,618)                                                1,714
                                                                       ---------

CALIFORNIA 2.2%

Chula Vista, Sub-Gateway Town Center, 7.50%, 1/1/32 *             500        473
Foothill / Eastern Transportation Corridor Agency
   Toll Road
     Zero Coupon, 1/1/26 (Escrowed to Maturity)                   500        125

Placentia PFA, 6.60%, 9/1/15                                      100        102
Pomona Unified School Dist., GO
     6.15%, 8/1/15 (MBIA Insured)                                 145        162
Poway Community Fac. Dist
   Parkway Business Center, 6.75%, 8/15/15                        425        456
Santa Ana Housing Auth., Villa Del Sol Apartments
     5.65%, 11/1/06 (FNMA Guaranteed) *                           300        307
                                                                       ---------
Total California (Cost $1,579)                                             1,625
                                                                       ---------

COLORADO 1.2%

Colorado HFA, Hosp. Portercare Adventist Health
     6.625%, 11/15/26                                             500        498


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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
E-470 Public Highway Auth.
     Zero Coupon, 8/31/26
     (Prerefunded 8/31/05+)                                $    2,000  $     349
                                                                       ---------
Total Colorado (Cost $823)                                                   847
                                                                       ---------

CONNECTICUT 0.7%

Mashantucket Western Pequot Tribe, (144a)
     5.75%, 9/1/27                                                300        284
     5.70%, 9/1/12                                                250        252
                                                                       ---------
Total Connecticut (Cost $535)                                                536
                                                                       ---------

DISTRICT OF COLUMBIA 4.0%

District of Columbia, GO, 6.00%, 6/1/17 (MBIA Insured)          1,000      1,097
Metropolitan Washington Airport Auth.
     5.00%, 10/1/31 (MBIA Insured) *                              900        831
     5.50%, 10/1/27 (MBIA Insured) *                            1,000      1,003
                                                                       ---------
Total District of Columbia (Cost $2,899)                                   2,931
                                                                       ---------

GEORGIA 5.1%

Athens-Clarke Residential Care Fac. for the Elderly Auth.
   Wesley Woods of Athens, 6.375%, 10/1/27                        200        170
Atlanta Airport, 6.25%, 1/1/14 (FGIC Insured) *                 1,000      1,088
Chatham County Hosp. Auth., Memorial Health Medical Center
     6.125%, 1/1/24                                               750        739
Coweta County Residential Care Fac. for the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
     8.20%, 10/1/16                                               215        228
Fulton County Dev. Auth., Georgia Technology Foundation
     5.25%, 11/1/30                                             1,000        974
Georgia Housing Fin. Auth., Single Family, 6.45%, 12/1/27 *       205        211

Municipal Electric Auth. of Georgia
     5.70%, 1/1/19 (MBIA Insured)
     (Escrowed to Maturity)                                       100        106
Rockdale County Dev. Auth., Solid Waste Disposal
   Visy Paper, 7.50%, 1/1/26 *                                    225        227
                                                                       ---------
Total Georgia (Cost $3,714)                                                3,743
                                                                       ---------

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
HAWAII 2.1%

Hawaii, GO, 5.50%, 3/1/14 (FGIC Insured)                   $    1,000  $   1,034
Hawaii Dept. of Budget & Fin
   Kapiolani Health Obligated Group, 6.25%, 7/1/21                500        505
                                                                       ---------
Total Hawaii (Cost $1,538)                                                 1,539
                                                                       ---------

IDAHO 0.1%

Idaho Housing Agency, Single Family
     6.60%, 7/1/27 (FHA Guaranteed) *                              85         88
                                                                       ---------
Total Idaho (Cost $85)                                                        88
                                                                       ---------

ILLINOIS 5.7%

Carol Stream Village, Windsor Park Manor, 7.20%, 12/1/14          200        197
Chicago, 6.75%, 1/1/35 (FGIC Insured) (Prerefunded 7/1/10+)       500        588
Chicago Board of Ed., GO
   School Reform Board
     Zero Coupon, 12/1/15 (AMBAC Insured)                       1,000        451
Illinois EFA, Univ. of Chicago, 5.125%, 7/1/38                  1,500      1,380
Illinois HFA
   Community Hosp. of Ottawa, 6.85%, 8/15/24                      200        196
   Glen Oaks Medical Center
     7.00%, 11/15/19 (Escrowed to Maturity)                       145        158
   Holy Cross Hosp., 6.70%, 3/1/14                                300        251
Madison County Enviromental Improvement, Shell Oil
     VRDN (Currently 4.55%) *                                     600        600
Metropolitan Pier And Exposition Auth.
   McCormick Place Expansion Project
     Zero Coupon, 6/15/19 (MBIA Insured)                        1,000        357
                                                                       ---------
Total Illinois (Cost $4,195)                                               4,178
                                                                       ---------

INDIANA 1.3%

Indiana Transportation Fin. Auth., GO, 5.375%, 12/1/25          1,000        989
                                                                       ---------
Total Indiana (Cost $956)                                                    989
                                                                       ---------

39
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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
IOWA 1.5%

Iowa Fin. Auth., Single Family Mortgage, 5.70%, 1/1/27      $     965  $     973
Iowa HFA, Wesley Retirement, 6.25%, 2/1/12                        160        151
                                                                       ---------
Total Iowa (Cost $1,074)                                                   1,124
                                                                       ---------

KANSAS 1.8%

City of Olathe, Aberdeen Village, 8.00%, 5/15/30                  250        251
Johnson County Union School Dist. 233, GO
     5.50%, 9/1/16 (FGIC Insured)                               1,000      1,053
                                                                       ---------
Total Kansas (Cost $1,316)                                                 1,304
                                                                       ---------

KENTUCKY 1.2%

Kenton County Airport Board, Delta Airlines, 7.50%, 2/1/20 *      100        104
Kentucky Economic Dev. Fin. Auth
   Norton Healthcare
     Zero Coupon, 10/1/13 (MBIA Insured)                        1,500        761
                                                                       ---------
Total Kentucky (Cost $844)                                                   865
                                                                       ---------

LOUISIANA 0.8%

Plaquemines Parish, BP Amoco, VRDN (Currently 4.55%) *            100        100
St. Charles Parish, PCR, Entergy Louisiana, 4.85%, 6/1/02         500        502
                                                                       ---------
Total Louisiana (Cost $596)                                                  602
                                                                       ---------

MAINE 1.4%

Maine Housing Auth., 6.40%, 11/15/19 *                          1,000      1,055
                                                                       ---------
Total Maine (Cost $1,000)                                                  1,055
                                                                       ---------

MARYLAND 6.2%

Baltimore County, PCR, TECP, 4.75%, 5/7/01                      1,000      1,000
Maryland CDA, Single Family, 7.25%, 4/1/19 *                      140        144
Maryland Economic Dev., Associated Jewish Charities
     5.50%, 7/15/09                                               445        448
Maryland Energy Fin. Admin., Wheelabrator Technologies
     6.45%, 12/1/16 *                                             500        514

40
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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
Maryland HHEFA, Univ. of Maryland Medical System
     6.625%, 7/1/20                                         $     700  $     732
Maryland Stadium Auth., VRDN (Currently 4.30%) *                1,000      1,000
Northeast Maryland Waste Disposal Auth.
   IDR, Baltimore Resco Retrofit, 5.00%, 1/1/12 *                 205        184
   Montgomery County Resources, 6.20%, 7/1/10 *                   500        521
                                                                       ---------
Total Maryland (Cost $ 4,489)                                              4,543
                                                                       ---------

MASSACHUSETTS 2.1%

Massachusetts HEFA, Melrose Wakefield Healthcare
     5.375%, 7/1/05 (Escrowed to Maturity)                        350        371
Massachusetts Water Pollution Abatement Trust
     6.00%, 8/1/18                                              1,050      1,162
                                                                       ---------
Total Massachusetts (Cost $1,415)                                          1,533
                                                                       ---------

MICHIGAN 1.3%

Michigan Strategic Fund, WMX Technologies
     6.00%, 12/1/13 *                                           1,000        983
                                                                       ---------
Total Michigan (Cost $1,036)                                                 983
                                                                       ---------

MISSISSIPPI 2.1%

Mississippi Business Fin., Systems Energy Resources
     5.875%, 4/1/22                                               500        453
Mississippi Hosp. Equipment Fac. Auth.
   North Mississippi Health Services
     VRDN (Currently 4.25%)                                     1,000      1,000
Warren County, PCR, Mississippi Power & Light
     7.00%, 4/1/22                                                100        103
                                                                       ---------
Total Mississippi (Cost $1,596)                                            1,556
                                                                       ---------

MISSOURI 1.4%

Missouri Higher Ed. Loan Auth., 5.85%, 7/15/10 *                1,000      1,050
                                                                       ---------
Total Missouri (Cost $1,000)                                               1,050
                                                                       ---------

NEVADA 0.6%

Clark County, IDR, PCR, Southwest Gas, 6.50%, 12/1/33 *           200        198


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--------------------------------------------------------------------------------



                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
Clark County Airport
   Las Vegas/McCarran Int'l. Airport
     6.00%, 7/1/17 (MBIA Insured) *                        $      250 $      258
                                                                      ----------
Total Nevada (Cost $431)                                                     456
                                                                      ----------

NEW HAMPSHIRE 0.9%

New Hampshire HHEFA, Wentworth Douglass Hosp.
     5.375%, 1/1/15 (MBIA Insured)                                500        518
New Hampshire Housing Fin. Auth., Single Family
     6.85%, 7/1/14 *                                              165        170
                                                                      ----------
Total New Hampshire (Cost $663)                                              688
                                                                      ----------

NEW JERSEY 6.7%

New Jersey Economic Dev. Auth., GO
   Transportation Project
     5.75%, 5/1/10 (FSA Insured)                                1,000      1,094
New Jersey Economic Dev. Auth.
   Continental Airlines IDR, 6.25%, 9/15/19 *                   1,000        946
   The Evergreens, 6.00%, 10/1/17                                 130        115
   Winchester Gardens, 8.625%, 11/1/25                            210        221
New Jersey HFFA, Irvington General Hosp.
     5.875%, 8/1/06 (FHA Guaranteed)
     (Prerefunded 8/1/04+)                                        125        136
New Jersey Housing & Mortgage Fin. Agency
     6.35%, 10/1/27 (MBIA Insured) *                              250        260
New Jersey Sports & Exposition Auth., Monmouth Park
     8.00%, 1/1/25 (Prerefunded 1/1/05+)                          100        116
New Jersey Transportation Trust Fund Auth.
   Transportation Systems, 5.75%, 6/15/15                         500        544
New Jersey Turnpike Auth., 10.375%
     1/1/03 (Escrowed to Maturity)                                310        335
Port Auth. of New York & New Jersey
     5.875%, 9/15/15 (FGIC Insured) *                           1,000      1,046
     6.50%, 10/1/01 *                                             100        101
                                                                      ----------
Total New Jersey (Cost $4,721)                                             4,914
                                                                      ----------

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
NEW MEXICO 0.7%

New Mexico Mortgage Fin. Auth., Single Family Mortgage
     6.30%, 9/1/27                                          $     500  $     526
                                                                       ---------
Total New Mexico (Cost $500)                                                 526
                                                                       ---------

NEW YORK 8.1%

Dormitory Auth. of the State of New York
   Mount Sinai Health, 6.50%, 7/1/25                              275        289
   Nyack Hosp., 6.00%, 7/1/06                                     250        238
   Univ. Ed. Fac., 5.25%, 5/15/15 (AMBAC Insured)                 500        516
Nassau County Ind. Dev. Agency, Hofstra Univ.
     6.80%, 1/1/11 (Prerefunded 1/1/05+)                          290        325
New York City, GO
     5.00%, 8/1/06                                              1,000      1,042
     6.25%, 8/1/09                                                350        382
New York City Municipal Water Fin. Auth., 6.00%, 6/15/33          400        430

New York State Environmental Fac.,
   State Water Revolving Fund, 6.90%, 11/15/15                    200        221
New York State Mortgage Agency
   Homeowner Mortgage
     5.85%, 10/1/18 *                                           1,000      1,032
     6.625%, 9/13/05 *                                             70         73
Rochester, GO, 5.00%, 2/15/17 (MBIA Insured)                      110        109
Triborough Bridge and Tunnel Auth., 5.90%, 1/1/08               1,000      1,094
Yonkers Ind. Dev. Agency, Community Dev. Properties
     6.625%, 2/1/26                                               250        250
                                                                       ---------
Total New York (Cost $5,759)                                               6,001
                                                                       ---------

NORTH CAROLINA 2.0%

North Carolina Eastern Municipal Power Agency
     6.70%, 1/1/19                                                700        737
North Carolina Medical Care Commission
   1st Mortgage Presbyterian Homes, 6.875%, 10/1/21               250        253
North Carolina Municipal Power Agency
   Catawba Electric, 5.90%, 1/1/03                                500        511
                                                                       ---------
Total North Carolina (Cost $1,451)                                         1,501
                                                                       ---------

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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
OHIO 4.7%

Akron Municipal Baseball Stadium, COP
   Zero Coupon, 12/1/16                                    $      300  $     313
Fairfield Economic Dev. Auth., Beverly Enterprises
   8.50%, 1/1/03                                                   35         36
Franklin County, Ohio Presbyterian, 7.125%, 7/1/29                500        487
Hamilton County, Sales Tax
   5.25%, 12/1/32 (AMBAC Insured)                               1,000        974
Ohio Air Quality Dev. Auth., PCR, Cleveland Electric
   6.00%, 8/1/20                                                  500        495
Ohio Building Auth., Adult Correctional Fac.
   5.50%, 10/1/11                                               1,000      1,064
Ohio Water Dev. Auth., PCR, Toledo Edison
   8.00%, 10/1/23 *                                               100        108
                                                                       ---------
Total Ohio (Cost $3,383)                                                   3,477
                                                                       ---------

OREGON 1.1%

Portland Sewer Systems, 5.75%, 8/1/20 (FGIC Insured)              750        778
                                                                       ---------
Total Oregon (Cost $769)                                                     778
                                                                       ---------

PENNSYLVANIA 3.7%

Allegheny County Port Auth., Transportation
   5.00%, 3/1/25 (FGIC Insured)                                 1,000        944
   5.50%, 3/1/17 (FGIC Insured)                                   500        513
Beaver County IDA, PCR, Cleveland Electric,
   7.625%, 5/1/25                                                 100        106

Bucks County IDA, Chandler Hall, 6.10%, 5/1/14                    500        437
Erie County IDA, Beverly Enterprises, 6.625%, 5/1/02               25         25
Montgomery County Higher Ed. & Health, Faulkeways at Gwynedd
   6.75%, 11/15/24                                                400        407
Westmoreland County IDA, Health Care Fac. Redstone
   8.00%, 11/15/23                                                300        300
                                                                       ---------
Total Pennsylvania (Cost $2,796)                                           2,732
                                                                       ---------

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                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
PUERTO RICO 1.1%

Puerto Rico Highway & Transportation Auth.
     5.50%, 7/1/15                                          $     250   $    265
Puerto Rico Ind. Tourist, Ed., Medical & Environmental Fac.
   Cogen Fac., 6.625%, 6/1/26 *                                   500        523
                                                                        --------
Total Puerto Rico (Cost $735)                                                788
                                                                        --------

SOUTH CAROLINA 3.1%

Connector 2000 Assoc., Zero Coupon, 1/1/12                      1,000        462
Oconee County PCR, Duke Energy, VRDN (Currently 4.55%) *        1,400      1,400
South Carolina Public Service Auth.
     6.25%, 1/1/22 (AMBAC Insured)                                200        212
South Carolina Tobacco Settlement Revenue Management
     6.00%, 5/15/22                                               250        248
                                                                        --------
Total South Carolina (Cost $2,405)                                         2,322
                                                                        --------

SOUTH DAKOTA 0.2%

South Dakota HDA, 6.65%, 5/1/14                                   165        171
                                                                        --------
Total South Dakota (Cost $165)                                               171
                                                                        --------

TENNESSEE 0.8%

Memphis-Shelby County Airport Auth.
     6.25%, 2/15/09 (MBIA Insured) *                              290        318
     6.25%, 2/15/11 (MBIA Insured) *                              100        111
Metropolitan Gov't. of Nashville & Davidson Counties
   Mur-Ci Homes, 7.75%, 12/1/26                                   200        188
                                                                        --------
Total Tennessee (Cost $619)                                                  617
                                                                        --------

TEXAS 5.0%

Abilene Health Fac. Dev., Sears Methodist Retirement
     5.90%, 11/15/25                                              250        202
Amarillo Health Fac. Dev., Sears Panhandle Retirement
     7.75%, 8/15/26 (Prerefunded 8/15/06+)                        200        238


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--------------------------------------------------------------------------------


                                                                  Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands
Harris County, Toll Road
     6.375%, 8/15/24 (MBIA Insured)
     (Prerefunded 8/15/04+)                                $      250  $     275
Harris County Health Fac. Dev., Texas Childrens Hosp.
     5.375%, 10/1/12                                              800        814
Houston, 6.40%, 6/1/27                                            250        260
Matagorda County Navigation Dist.
   Reliant Energy, 5.20%, 11/1/02                               1,000      1,011
Texas, GO, Veterans Housing Assistance, 6.25%, 12/1/15              5          5
Tomball Hosp. Auth., Tomball Regional Hosp.
     6.00%, 7/1/19                                                500        435
Tyler Health Fac. Dev., Mother Frances Hosp.
     5.625%, 7/1/13                                               500        441
                                                                        --------
Total Texas (Cost $3,696)                                                  3,681
                                                                        --------

UTAH 2.8%

Intermountain Power Agency
     5.75%, 7/1/16 (MBIA Insured)                                 500        521
Salt Lake County Hosp., IHC Health Services
     5.125%, 2/15/33 (AMBAC Insured)                            1,000        928
Utah Board of Regents, Student Loan
     VRDN (Currently 4.30%)
     (AMBAC Insured) *                                            600        600
                                                                        --------
Total Utah (Cost $2,048)                                                   2,049
                                                                        --------

VIRGINIA 7.2%

Bedford County IDA, Nekoosa Packaging/Georgia-Pacific
     5.60%, 12/1/25 *                                             200        179
Chesterfield County IDA, Bon Secours Health System
     5.70%, 11/15/03                                              350        355
Fairfax County Water Auth.
     5.80%, 1/1/16 (Escrowed to Maturity)                         860        922
Greater Richmond Convention Center Auth.
   Convention Center Expansion
     6.125%, 6/15/29                                            1,250      1,326
Peninsula Port Auth., Riverside Health
     6.625%, 7/1/18 (Prerefunded 7/1/02+)                         200        211


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T. ROWE PRICE SUMMIT MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                                                  Par      Value
================================================================================
                                                                   In thousands
Prince William County Service Auth., Water & Sewer Systems
     6.00%, 7/1/29 (FGIC Insured)
     (Prerefunded 7/1/01+)                                   $     85    $    85
Riverside Regional Jail Auth.
     5.875%, 7/1/14 (MBIA Insured)
     (Prerefunded 7/1/05+)                                        545        597
     5.875%, 7/1/14 (MBIA Insured)                                455        481
Virginia HDA
     6.10%, 7/1/12 *                                            1,000      1,035
     6.50%, 5/1/13 *                                              100        106
                                                                         -------
Total Virginia (Cost $5,050)                                               5,297
                                                                         -------
WASHINGTON 1.4%
Chelan County Public Utility Dist.
     Zero Coupon, 6/1/18 (MBIA Insured)                           585        222
Tacoma, Solid Waste Utilities
     5.50%, 12/1/17 (AMBAC Insured)                               800        811
                                                                         -------
Total Washington (Cost $1,008)                                             1,033
                                                                         -------
WEST VIRGINIA 0.7%
West Virginia Building Commission
   Regional Jail, 5.375%, 7/1/21 (AMBAC Insured)                  500        507
                                                                         -------
Total West Virginia (Cost $525)                                              507
                                                                         -------
WISCONSIN 1.6%
Oconto Falls CDA, Oconto Falls Tissue, 7.75%, 12/1/22 *           200        170

Wisconsin HEFA
   Children's Hosp., 5.625%, 2/15/15 (AMBAC Insured)              500        526
   National Regency of New Berlin, 8.00%, 8/15/25                 200        208
Wisconsin Housing & Economic Dev. Auth.
   Homeownership, 6.45%, 9/1/27 *                                 250        257
                                                                         -------
Total Wisconsin (Cost $1,165)                                              1,161
                                                                         -------

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--------------------------------------------------------------------------------


                                                                           Value
================================================================================
                                                                    In thousands
Total Investments in Securities
101.5% of Net Assets (Cost $73,547)                                    $ 74,903

Other Assets Less Liabilities                                            (1,100)

NET ASSETS                                                             $ 73,803
                                                                       --------
Net Assets Consist of:

Accumulated net investment income - net of distributions               $      1
Accumulated net realized gain/loss - net of distributions                (2,567)
Net unrealized gain (loss)                                                1,356
Paid-in-capital applicable to 7,149,862 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares
   of the Corporation authorized                                         75,013

NET ASSETS                                                             $ 73,803
                                                                       --------
NET ASSET VALUE PER SHARE                                              $  10.32
                                                                       --------

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
 FNMA  Federal National Mortgage Association
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
  HFC  Housing Finance Corp.
  HFA  Health Facility Authority
 HFFA  Health Facility Financing Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
  IDR  Industrial Development Revenue
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
  TAW  Tax Anticipation Warrant
 TECP  Tax-Exempt Commercial Paper
 VRDN  Variable Rate Demand Note
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.8% of net assets.


The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands                               Money Market  Intermediate     Income
                                                   Fund          Fund       Fund

                                               6 Months      6 Months   6 Months
                                                  Ended         Ended      Ended
                                                4/30/01       4/30/01    4/30/01
   Investment Income (Loss)
   Interest income                             $  4,093    $  2,078   $   1,998
   Expenses
   Investment management and administrative         466         202         179
   Net investment income (loss)                   3,627       1,876       1,819
   Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
     Securities                                       5         352         566
     Futures                                          -          (3)        (11)
     Net realized gain (loss)                         5         349         555
   Change in net unrealized gain or loss
     Securities                                       -       1,006         683
   Net realized and unrealized gain (loss)            5       1,355       1,238
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                      $  3,632    $  3,231   $   3,057
                                               --------------------------------

The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

In thousands                             Money Market Fund         Intermediate Fund               Income Fund

                                     6 Months         Year     6 Months         Year     6 Months         Year
                                        Ended        Ended        Ended        Ended        Ended        Ended
                                      4/30/01     10/31/00      4/30/01     10/31/00      4/30/01     10/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment
  income (loss)                     $   3,627    $   7,559    $   1,876    $   3,728    $   1,819    $   3,610
  Net realized gain (loss)                  5           --          349         (847)         555       (1,650)
  Change in net unrealized
  gain or loss                             --           --        1,006        2,063          683        3,137
  Increase (decrease) in
  net assets from                       3,632        7,559        3,231        4,944        3,057        5,097
  operations
Distributions to
shareholders
  Net investment income                (3,627)      (7,559)      (1,876)      (3,728)      (1,819)      (3,610)
Capital share transactions *
  Shares sold                         112,738      218,269       12,502       28,679       10,110       21,852
  Distributions reinvested              3,386        7,092        1,188        2,314        1,129        2,132
  Shares redeemed                    (114,186)    (197,664)     (11,327)     (36,596)      (7,901)     (28,802)
  Increase (decrease) in
  net assets from capital
  share transactions                    1,938       27,697        2,363       (5,603)       3,338       (4,818)

Net Assets
Increase (decrease)
during period                           1,943       27,697        3,718       (4,387)       4,576       (3,331)
Beginning of period                   213,002      185,305       79,407       83,794       69,227       72,558
End of period                       $ 214,945    $ 213,002    $  83,125    $  79,407    $  73,803    $  69,227
                                    --------------------------------------------------------------------------
*Share information
  Shares sold                         112,738      218,269        1,189        2,830          969        2,207
  Distributions reinvested              3,385        7,092          113          228          109          215
  Shares redeemed                    (114,186)    (197,664)      (1,077)      (3,623)        (761)      (2,929)
  Increase (decrease)
  in shares outstanding                 1,937       27,697          225         (565)         317         (507)

The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Summit Municipal Money Market Fund (the Money Fund), the Summit Municipal Intermediate Fund (the Intermediate
     Fund), and the Summit Municipal Income Fund (the Income Fund) are three portfolios established by the corporation and commenced operations on October 29, 1993. The Money Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The Income Fund seeks a high level of income exempt from federal income taxes.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Intermediate and Income Funds with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Money Fund are valued at amortized cost.

     Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market

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--------------------------------------------------------------------------------


     discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of November 1, 2000. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At April 30, 2001, approximately 10% of Summit Municipal Income's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts During the six months ended April 30, 2001, the Intermediate and Income Funds were a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place.

52
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T. ROWE PRICE SUMMIT MUNICIPAL FUNDS
--------------------------------------------------------------------------------

     Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended April 30, 2001, were as follows:

--------------------------------------------------------------------------------
                                                    Intermediate         Income
                                                            Fund           Fund

Purchases                                           $ 10,242,000   $ 26,537,000
Sales                                                  9,390,000     23,949,000

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of October 31, 2000, the Money Fund had $7,000 of capital loss carryforwards, all of which expires in 2007. As of October 31, 2000, the Intermediate Fund had $1,487,000 of capital loss carryforwards, of which $663,000 expires in 2007, and $824,000 in 2008. As of October 31, 2000, the Income Fund had $3,114,000 of capital loss carryforwards, of which $1,484,000 expires in 2007, and $1,630,000 in 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carry forwards.

     At April 30, 2001, the costs of investments for the Money, Intermediate, and Income Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $212,588,000, $79,974,000, and $73,547,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Income Funds, net unrealized gain
     (loss) on investments was as follows:

--------------------------------------------------------------------------------
                                                    Intermediate         Income
                                                            Fund           Fund

Appreciated investments                             $  2,206,000   $  2,168,000
Depreciated investments                                 (555,000)      (812,000)

Net unrealized gain (loss)                          $  1,651,000   $  1,356,000
                                                    ---------------------------

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NOTE 4 - RELATED PARTY TRANSACTIONS

      Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between each fund and the manager provides for an all-inclusive annual fee, of which $102,000 $51,000, and $35,000 were payable at April 30, 2001, by the Money, Intermediate, and Income Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money Fund and 0.50% of average daily net assets for the Intermediate and Income Funds. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

     ADVISORY SERVICES, RETIREMENT RESOURCES

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          ADVISORY SERVICES*

               T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

               Investment Checkup(SM) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

               T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

               RETIREMENT INFORMATION

               Planning and Informational Guides
               Minimum Required Distributions Guide
               Retirement Planning Kit
               Retirement Readiness Guide
               Tax Considerations for Investors

               Insights Reports
               The Challenge of Preparing for Retirement
               Financial Planning After Retirement
               The Roth IRA: A Review

*The services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.

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For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001


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